UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2005

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 28, 2005, MedAire, Inc. (ASX Code: MDE), received a letter from legal counsel who represents a "number of shareholders" in MedAire, that enclosed a consent resolution purportedly signed by the holders of 52.67% of MedAire’s outstanding voting stock. The consent resolution is intended to effect the removal of each and every sitting director of MedAire and replace them with a new board consisting of six (6) members. The proposed members named are:

James Allen Williams
Gregory J. Bell
Sandra Wilkenfield Wadsworth
Neil Warren Hickson
John Jessup
John Gilbert McCormack

MedAire has reviewed the consent resolution to determine its validity under the company ’s charter documents and applicable law and has concluded as follows:

(1) The consent resolution is invalid for failure to comply with Article II, Section 14 of the Amended and Restated Bylaws of MedAire, which requires among other things that all nominations for election to the Board of Directors, other than nominations made by the Board itself, "shall be made by notice in writing delivered or mailed . . . to the Secretary of the Corporation, and received not less that thirty (30) days nor more than sixty (60) days" prior to any meeting (or, in this case, a consent in lieu of a meeting). The bylaws require that the notice provide detailed information about each nominee, including not just the nominee’s name, address, occupation and stock ownership, but also all information that would need to be disclosed in a proxy solicitation pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. MedAire did not receive notice of the consent resolution, which states it was signed effective as of October 19, 2005 and contains signatures dated between October 19, 2005 and November 24, 2005, until November 25, 2005, and does not contain and was not preceded by the required disclosure.

(2) Second, and independently, the consent resolution is not effective as Nevada law explicitly mandates that no director may be removed from office without a vote of at least two-thirds of a corporation’s voting stock. Nev. Rev. Stat. § 78.335 (2005) ("[A]ny director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.")

(3) A third, independent reason also renders the consent resolution invalid. Even if, contrary to the requirements of Nevada law, a 51% vote could suffice to remove MedAire’s Board of Directors, and even if the bylaws’ notice provisions were met, the consent resolution fails because substantially fewer than a majority of MedAire’s registered stockholders voted in favor of the current directors. MedAire’s corporate records, maintained with its corporate registry at a third-party vendor named Computershare, indicate that as of October 19, 2005, barely 25% percent of MedAire’s stockholders were signors of the Consent Resolution. The total number of shares owned by record stockholders who signed the consent resolution as of October 19, 2005, was 14,474,93, far below the minimum number required even if the requirements of Nevada law and the notice provisions of MedAire’s bylaws are ignored.

Accordingly, the Board determined that the consent resolution is ineffective under the laws of Nevada, the Bylaws and Articles of Incorporation of MedAire, and will not be given effect.

On the morning of Wednesday, November 30, 2005, one of the members of the purported new "board" who also is a current employee of International SOS or one of its subsidiaries (collectively, "ISOS"), MedAire’s primary competitor in two major markets, appeared at MedAire’s headquarters in Tempe, Arizona, and delivered a "Resolution" adopted by the new "board." The Board Resolution purported to designate that ISOS employee as the "board" representative and demanded that he receive, among other things: an office and secretarial assistance; "information, materials and access;" MedAire’s user name and password issued by the Australian Stock Exchange; approval authority over any and all MedAire press releases; and veto privileges over major communications with company clients, customers and vendors. Later the same morning, the ISOS employee delivered to Ms. Joan Garrett, President and CEO of MedAire, a letter giving her notice that her employment would not be renewed upon expiration of its current term on December 31, 2005. Later that day, the ISOS employee, his counsel and counsel for Best Dynamic Services, which claims to own 19.5% of MedAire’s stock, met with MedAire officials and counsel. During that meeting counsel for Best Dynamic Services informed MedAire that Best Dynamic Services is a wholly-owned subsidiary of ISOS and that four of the six purported new "board" members are employees of ISOS or its affiliates.

Having determined that the ISOS employees’ attempts to take office as members of MedAire’s Board of Directors and take actions under purported authority as members of MedAire’s Board of Directors were invalid, MedAire refused to provide the ISOS employee with the access and authority that he demanded. Much of MedAire’s business information – its documents, processes, customer lists, pricing and other information – is highly confidential and, if placed in the hands of a competitor such as ISOS, would irreparably damage its business. In order to prevent the assumption of control over internal and external corporate affairs to its primary competitor, likely dissemination of its valuable trade secrets, and certain leadership vacuum at MedAire, on December 1, 2005, MedAire filed an action for a temporary restraining order, injunctive and declaratory relief and damages in the United States District Court for the District of Arizona. On December 2, the Court granted MedAire’s request for temporary injunctive relief, enjoining these individuals from taking office as Board members and from taking any other actions under their claim of authority. The Court has scheduled a preliminary injunction hearing for December 13, 2005, to consider whether the injunction should continue.

A copy of a press release issued by MedAire relating to the consent resolution and the litigation is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

Exhibit 99.1 Press Release dated December 5, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

December 5, 2005	By:	Joan Sullivan Garrett

Name: Joan Sullivan Garrett
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

1.99.1	Press Release Dated December 5, 2005